Consolidated Statements of Comprehensive Income (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Net income	$ 3,737,000	$ 9,065,000
Other comprehensive income (loss):
Unrealized gains (losses) on available for sale securities	1,515,000	(1,316,000)
Tax effect	(546,000)	516,000
Reclassification adjustment for gains included in net income	(109,000)	(105,000)
Tax effect	40,000	38,000
Total other comprehensive income (loss)	900,000	(867,000)
Comprehensive income	$ 4,637,000	$ 8,198,000